                                                                   EXHIBIT 10.22


                          VOLUNTARY POOLING AGREEMENT
                          ---------------------------

THIS AGREEMENT is made effective as of the ___ day of    ,    .

BETWEEN:

                    , of                                     ;
     ---------------

     (hereinafter referred to as the "Undersigned")

                                                               OF THE FIRST PART

AND:

     MONTREAL TRUST COMPANY OF CANADA, 2nd Floor, 510 Burrard Street, Vancouver,
     --------------------------------
     B.C., V6C 3B9

     (hereinafter referred to as the "Trustee")

                                                              OF THE SECOND PART

AND:

     DATAWAVE SYSTEMS INC. (FORMERLY DATAWAVE VENDING INC.), a company
     ------------------------------------------------------
     incorporated under the laws of the Province of British Columbia, with a registered and records office situate at Suite 2100, 1111 West Georgia Street, Vancouver, B.C., V7X 1K9

     (hereinafter referred to as the "Issuer")

                                                               OF THE THIRD PART

WHEREAS:

A.   The Undersigned owns      common shares of the Issuer as set out in
Schedule "A" hereto, all of which are subject to an escrow agreement dated for reference November 16, 1993 (the "Escrow Agreement"), a copy of which is attached hereto as Schedule "B";

B.   The Undersigned authorizes and directs the Trustee to place   % of the
shares released from escrow pursuant to the Escrow Agreement into pool according to this Voluntary Pooling Agreement.
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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and in consideration of the sum of One Dollar ($1.00) now paid by the parties hereto, each to the other (the receipt of which is hereby acknowledged), and in further consideration of the mutual covenants and conditions hereinafter contained, the parties hereto agree as follows:

1. The parties hereto hereby agree with each other and with the Trustee that the Trustee will retain in pool certificates representing 50% of all shares authorized for release from escrow to the Undersigned immediately upon their release from escrow pursuant to the Escrow Agreement (the "Shares").

2. The Shares which will be retained in pool shall be held by the Trustee and released from the terms of this Agreement to the Undersigned on the following basis:

     (a) 33 1/3% of the Shares placed in pool will be released one year from the date of the initial release of the Shares from the terms of the Escrow Agreement (the "Initial Release Date");

     (b) a further 33 1/3% of the Shares placed into pool will be released two years from the Initial Release Date (the "Second Release Date"); and

     (c) a further 33 1/3% of the Shares placed into pool will be release three years from the Initial Release Date (the "Third Release Date").

     In the event any of the release dates indicated above falls on a day other than a business day, then the release date will, in each such case, be deemed to be the next business day following such date.

3. The Undersigned shall be entitled from time to time to a letter or receipt from the Trustee stating the number of Shares represented by certificates held for him by the Trustee subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

4. With regard to the Shares not yet released from pool, the Undersigned shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the Shares or beneficial ownership of or any interest in them and the Trustee shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal and beneficial ownership of or interest in such Shares, except as may be required by reason of the death or bankruptcy of the Undersigned, in which case the Trustee shall hold the certificates for such Shares subject to this Agreement for whatever person or persons, firm or corporation that may thus become legally entitled thereto, subject to compliance with the terms of the Escrow Agreement.

5. If the Undersigned ceases to be employed by the Issuer or any of its subsidiaries (for any reason whatsoever other than death), prior to the Third Release Date, the Undersigned shall not be entitled to any Shares still held in pool at that time pursuant to section two hereof. The Undersigned agrees that in such event he shall execute and deliver within 10 days of ceasing to be employed by the Issuer or any of its subsidiaries, any and all documentation requested by the Issuer to enable the Issuer to transfer the Shares held in

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     pool to or to the order of the Issuer including, but not limited to, a stock power of attorney form. The Undersigned agrees that he shall not be entitled to receive any compensation for the Shares so transferred.

6. If, during the period in which any of the Shares are retained in pool pursuant hereto, any dividend other than a dividend paid in shares of the Issuer, is received by the Trustee in respect of such Shares, such dividend shall be paid or transferred forthwith to the Undersigned entitled thereto. Any shares received by way of dividend in respect of such Shares shall be dealt with as if they were shares hereunder.

7. The Issuer and the Undersigned jointly and severally release, indemnify and save harmless the Trustee from all costs, charges, claims, demands, damages, losses and expenses resulting from the Trustee's compliance in good faith with this Agreement:

     (a) if the Trustee wishes to resign as trustee in respect of the Shares, the Trustee will give notice to the Issuer;

     (b) if the Issuer wishes the Trustee to resign as trustee in respect of the Shares, the Issuer will given notice to the Trustee;

     (c) any notice referred to in subsection (a) or (b) shall be in writing and delivered to:

          (i)       the Issuer at 101 West 5th Avenue, Vancouver, B.C., V5Y 1H9;
                    and

          (ii) the Trustee at 2nd Floor, 510 Burrard Street, Vancouver, B.C., V6C 3B9;

          and the notice shall be deemed to have been received on the date of actual delivery. The Issuer or the Trustee may change its address for notice by giving notice to the other party in accordance with this subsection;

     (d) the resignation of the Trustee shall be effective and the Trustee shall cease to be bound by this Agreement on the date which is 90 days after the date of receipt by the Issuer of the notice referred to in subsection (a) or (b) or on such date as the Trustee and the Issuer may agree upon in writing (the "Resignation Date");

     (e) the Issuer, before the Resignation Date, shall appoint another trustee and that appointment will be binding upon the Issuer and the Undersigned.

8. The Trustee hereby accepts the trusts hereunder and agrees to carry out and discharge the same in accordance with the terms hereof unless and until discharged therefrom by termination of this Agreement or in some other lawful way.

9. Wherever the singular or masculine are used throughout this Agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

10. This Agreement shall extend to and enure to the benefit of, and shall be binding upon, the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

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11.  This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. Any and all such counterparts shall, notwithstanding the actual date of execution, be deemed to be dated the day and year written at the top of page one hereof.

12. All schedules attached to this Agreement are incorporated herein and form a part hereof.

IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.

SIGNED, SEALED AND DELIVERED             )
by          in the presence of:          )
                                         )
                                         )
___________________________________      )
Witness                                  )
                                         )
                                         )
                                         )
___________________________________      )    __________________________________
Address                                  )
                                         )
                                         )
___________________________________      )
Occupation                               )

                                         )
THE COMMON SEAL of MONTREAL              )
TRUST COMPANY OF CANADA was              )
hereunto affixed in the presence of:     )
                                         )
                                         )               c/s
___________________________________      )               ---
Authorized Signatory                     )
                                         )
                                         )
___________________________________      )
Authorized Signatory                     )

                                         )
THE COMMON SEAL of DATAWAVE              )
SYSTEMS INC. was hereunto affixed in     )
the presence of:                         )
                                         )
                                         )               c/s
___________________________________      )               ---
Authorized Signatory                     )
                                         )
                                         )
___________________________________      )
Authorized Signatory                     )
                                         )

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